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                                                                    Exhibit 99.3

     This Agreement (the "AGREEMENT") dated as of October 23, 2005 is entered by and among Gregory T. Mutz ("EXECUTIVE"), AMLI Residential Properties Trust (the "REIT"), AMLI Residential Properties, L.P. (the "OPERATING PARTNERSHIP") and Prime Property Fund, LLC ("PURCHASER"), as third party beneficiary.

     WHEREAS, concurrently with the execution and delivery of this Agreement, the REIT, the Operating Partnership, Purchaser, Atom Acquisition LLC and Atom Acquisition Partners, L.P. are entering into an Agreement and Plan of Merger (the "MERGER AGREEMENT") pursuant to which the REIT will be merged with and into Atom Acquisition LLC (the surviving entity in such merger being the "COMPANY") and Atom Acquisition Partners, L.P. will be merged with and into the Operating Partnership (the surviving entity in such merger being the "PARTNERSHIP") and the Company and the Partnership will become wholly-owned by Purchaser (collectively, the "MERGERS"); and

     WHEREAS, upon consummation of the Mergers, Purchaser desires to secure the continued services and employment of Executive for the Company on the terms and conditions described herein.

     NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the parties hereto agree as follows:

     SECTION 1. Effective Date; Status of Existing Employment Agreement. This Agreement shall become effective upon consummation of the Mergers (the "EFFECTIVE DATE"). Upon the termination of the Merger Agreement or if the Mergers do not become effective for any reason, then this Agreement shall become null and void. Executive's existing employment agreement with the REIT and the Operating Partnership, as amended and restated dated as of February 2, 2004 (the "ORIGINAL AGREEMENT"), shall continue to be in full force and effect according to its terms until the Effective Date and, except to the extent provided herein, shall terminate at the Effective Date as a result of a Change in Control and Change in Circumstances as defined therein.

     SECTION 2. Term of Employment Services. The term of this Agreement and Executive's employment with the Company shall commence on the Effective Date and shall continue until the first anniversary of the Effective Date (such term, the "EMPLOYMENT TERM") unless Executive's employment is terminated before then. During the Employment Term, Executive's employment shall be "at-will." At the end of the Employment Term (or upon termination of employment if before then) Executive's employment with the Company shall terminate and Executive shall not be entitled to any payments or benefits in respect of his employment or termination of employment, other than any earned but unpaid Base Salary (as defined in Section 4) for the period ending on the date of termination and any payments due under Section 5 of this Agreement.

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     SECTION 3. Employment Term Position, Duties and Responsibilities. During
the Employment Term, Executive shall serve as the Chief Executive Officer and as Chairman of the Board of the Company. Executive shall devote such time and attention to the business and affairs of the Company and the Partnership as shall be necessary to discharge his responsibilities hereunder and shall use his best efforts, skills and abilities to promote the Company's and the Partnership's interests.

     SECTION 4. Base Salary. During the Employment Term, subject to Executive's continued employment hereunder, Executive shall be paid an annualized base salary of $375,000 ("BASE SALARY"), payable in accordance with the regular payroll practices of the Company.

     SECTION 5. Annual Incentive Award. During the Employment Term, subject to Executive's continued employment hereunder, Executive shall be entitled to receive an annual bonus, which bonus amount shall be paid in the discretion of the Board of Directors of the Company (the "BOARD"), subject to the achievement of performance goals established by the Board; provided, however, that, except as set forth below, Executive's annual bonus hereunder shall not be less than 50% of the annual bonus he receives for 2005 (excluding any special bonus related to consummation of the Mergers). If Executive's employment is terminated for any reason within the three-month period beginning on the Effective Date or if Executive's employment is terminated at any time by the Company for Cause (as such term is defined in Paragraph 4(b) of the Original Agreement), Executive shall not be entitled to the payment of any bonus with respect to his employment hereunder. After such three-month period, if Executive's employment is terminated during the remainder of the Employment Term by the Company without Cause, Executive shall be entitled to a pro-rata annual bonus based on the number of days within the Employment Term that he was employed by the Company.

     SECTION 6. Employee Benefit Programs. During the Employment Term, subject to Executive's continued employment hereunder, Executive shall be entitled to receive medical, health and other welfare benefits that are substantially similar to the benefits he was receiving from the REIT and the Operating Partnership prior to the Effective Date. In addition, Executive shall be entitled to such other benefits (club, tax preparation reimbursement, etc) as were in place for Executive prior to the Effective Date.

     SECTION 7. Confidentiality; Non-competition; Remedies. Executive acknowledges and agrees that Paragraphs 5, 6 and 7 of the Original Agreement ("Confidentiality," "Non-competition" and "Remedies") shall be incorporated herein as if fully stated herein, except that Section 6 ("Non-competition"), as of and following the Effective Date, shall be amended as provided for herein. The "Non-competition Period" shall mean the period of time that Executive is employed by the Company and for one-year following a termination of Executive's employment for any reason (including termination as a result of the


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expiration of the Employment Term); provided that (x) if Executive's employment is terminated for any reason other than for Cause prior to the end of the Employment Term and the Company continues to pay Executive Base Salary, the Non-competition Period shall be that period of time that Executive continues to receive Base Salary following his termination plus the one-year period beginning on the date that such salary continuation ceases and (y) if Executive's employment is terminated for Cause during the Employment Term, the Non-competition Period shall be that period of time that begins on the date of termination and ends on the two-year anniversary of the Effective Date. In no event shall the Non-competition Period exceed two years. For the avoidance of doubt, nothing contained herein shall alter the at-will nature of Executive's employment.

     SECTION 8. Third Party Beneficiary. Executive hereby agrees and acknowledges that Purchaser shall be a third party beneficiary to this Agreement.

     SECTION 9. Governing Law. This Agreement shall be governed and construed in accordance with the laws of Illinois without reference to principles of conflict of laws.

     SECTION 10. Withholding. All compensation payable under this Agreement shall be subject to all applicable withholding and other employment taxes.

     SECTION 11. Amendments. No amendment shall be made except in writing with the approval of all the parties hereto. Prior to the Effective Date, any approval of an amendment to this Agreement by the REIT or the Operating Partnership shall require the approval of the Board of Trustees of the REIT.

     SECTION 12. Entire Agreement. This Agreement constitutes the full and complete understanding of the parties hereto, whether oral or written, as to the subject matter hereof.

     SECTION 13. Counterparts. This Agreement may be executed in two or more counterparts.


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     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


                                        By: /s/ Gregory T. Mutz
                                            ------------------------------------
                                            Gregory T. Mutz


                                        AMLI RESIDENTIAL PROPERTIES TRUST


                                        By: /s/ Allan Sweet
                                            ------------------------------------
                                        Name: Allan Sweet
                                        Title: President


                                        AMLI RESIDENTIAL PROPERTIES, L.P.

                                        By: AMLI Residential Properties Trust,
                                            its general partner


                                        By: /s/ Allan Sweet
                                            ------------------------------------
                                        Name: Allan Sweet
                                        Title: President


                                        PRIME PROPERTY FUND, LLC, as third party beneficiary

                                        By: Morgan Stanley Real Estate Advisor,
                                            Inc., its Manager


                                        By: /s/ John D. Kessler
                                            ------------------------------------
                                        Name: John D. Kessler
                                        Title: Managing Director